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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 27, 1998 (May 18, 1998)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                           1-8368                           51-0228924
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(State or other                  (Commission                     (IRS Employer
jurisdiction                    File Number)                    Identification
of incorporation)                                                      Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
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           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         In a press release, on May 18, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced that at a special meeting of Safety-Kleen Corp. ("SK") (NYSE:SK) shareholders held in Columbia, South Carolina, 96% of the outstanding SK shares voted in favor of approving the merger of a subsidiary of LESI with SK. The full text of the announcement is reproduced below.


FOR IMMEDIATE RELEASE

CONTACT: KENNETH W. WINGER
         PRESIDENT AND CHIEF EXECUTIVE OFFICER

         PAUL R. HUMPHREYS
         SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
         (803) 933-4210

                   LAIDLAW ENVIRONMENTAL COMPLETES MERGER WITH
                                  SAFETY-KLEEN

         COLUMBIA, SC (MAY 18, 1998) - Laidlaw Environmental Services, Inc. (NYSE:LLE) announced that at a special meeting of Safety-Kleen shareholders held in Columbia, South Carolina, that 96% of the outstanding Safety-Kleen shares voted in favor of approving the merger of a subsidiary of Laidlaw Environmental Services with Safety-Kleen Corp. (NYSE:SK). It is anticipated that the merger will be effective with the filing of the required documents in the respective states of incorporation on Wednesday, May 20, 1998.

         Laidlaw Environmental owned 94% of the outstanding shares upon the close of its tender in early April. The remaining outstanding shares will now be acquired for $18.30 cash plus 2.8 shares of Laidlaw Environmental for each share of Safety-Kleen. Shareholders of Safety-Kleen Corp. should anticipate receiving transmittal materials shortly from First Chicago Trust Company of New York detailing instructions for transmitting their shares.

         The merger of Laidlaw Environmental and Safety-Kleen has created the leading industrial waste service company of both hazardous and non-hazardous waste streams. From collection through recycle and disposal, the combined Company provides comprehensive waste management services to over 350,000 industrial and automotive customers in North America. For further information, contact Investor Relations at (847) 468-8486.


                                      -END-

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: May 27, 1998                          By:  /s/ Kenneth W. Winger
                                                 -------------------------------
                                                 Kenneth W. Winger, President
                                                 and Chief Executive Officer